Recourse Debt and Interest Rate Swap	12 Months Ended
Dec. 31, 2011
Recourse Debt And Interest Rate Swap [Abstract]
Recourse Debt and Interest Rate Swap
(11) Recourse Debt and Interest Rate Swap
Recourse debt at December 31 consisted of the following:

dollars in thousands	Weighted-Average Interest Rates at December 31,		2011	2010
	2011[1]	2010
Term Loan[2]	3.646%	4.396%	$361,250	$403,750
Less: Short-term debt – recourse			42,500	42,500
Long-term debt – recourse			$318,750	$361,250

1	See additional information below regarding the interest rate fixed at 3.646% in connection with an interest rate swap, which expires on April 1, 2015.

2	The term loan borrowings under the Credit Agreement expire on June 10, 2016.
In the second quarter 2011, Federated entered into an Amended and Restated Credit Agreement by and among Federated, certain of its subsidiaries, PNC Bank, National Association as administrative agent, a syndicate of 19 banks led by PNC Capital Markets LLC as sole bookrunner and joint lead arranger and Citigroup Global Markets, Inc. as joint lead arranger (Credit Agreement). The Credit Agreement amended and restated Federated’s prior $425 million term loan facility dated April 9, 2010. The borrowings of $382.5 million under the Credit Agreement represented the remaining principal balance from the prior $425 million term loan. The Credit Agreement qualified for modification accounting treatment. Accordingly, closing costs of $1.8 million were capitalized in the second quarter 2011 and are being amortized over the 5-year term of the amended loan.
The Credit Agreement expires on June 10, 2016 and requires principal payments of $10.6 million per quarter for the first three years and $28.3 million per quarter for the fourth and fifth years and a final payment of $28.3 million due upon its expiration. Certain subsidiaries entered into an Amended and Restated Continuing Agreement of Guaranty and Suretyship whereby these subsidiaries guarantee payment of all obligations incurred through the Credit Agreement. The Credit Agreement also includes representations, warranties and other financial and non-financial covenants. Federated was in compliance with all such covenants at and for the year ended December 31, 2011.
The borrowings under the term loan component of the Credit Agreement bear interest at a reduced spread over LIBOR, as compared to the prior term loan. The interest rate swap (the Swap) that Federated entered into with PNC Bank, National Association and certain other banks during 2010 to hedge its interest rate risk associated with the prior $425 million term loan remains in effect.
Under the Swap, which expires on April 1, 2015, Federated will receive payments based on LIBOR plus a spread and will make payments based on an annual fixed rate of 3.646%. The Swap requires monthly cash settlements of interest paid or received. The differential between the interest paid or interest received from the monthly settlements will be recorded as adjustments to Debt expense – recourse on the Consolidated Statements of Income. The Swap is accounted for as a cash flow hedge and has been determined to be highly effective. Federated evaluates effectiveness using the long-haul method. Changes in the fair value of the Swap will likely be offset by an equal and opposite change in the fair value of the hedged item, therefore very little, if any, net impact on reported earnings is expected. The fair value of the Swap agreement at December 31, 2011 was a liability of $15.2 million which was recorded in Other current liabilities on the Consolidated Balance Sheet. The entire amount of this loss in fair value was recorded in Accumulated other comprehensive loss, net of tax on the Consolidated Balance Sheet at December 31, 2011. During the next twelve months management expects to charge $6.4 million of this loss to Debt expense – recourse on the Consolidated Statements of Income as a component of Federated’s fixed interest rate of 3.646%. This amount could differ from amounts actually recognized due to changes in interest rates subsequent to December 31, 2011 and will not affect the amount of interest expense recognized in total on the Credit Agreement for any period presented. During the years ended December 31, 2011 and 2010, $8.3 million and $6.5 million, respectively, were charged to Debt expense – recourse on the Consolidated Statements of Income as a component of Federated’s fixed interest rate associated with the Swap.
The Credit Agreement also contains a $200 million revolving credit facility. This new revolving credit facility replaced the previous $200 million revolving credit facility, which was scheduled to expire on October 31, 2011, and was terminated in connection with Federated’s entry into the Credit Agreement. Federated had no borrowings outstanding on the previous revolving credit facility. Federated pays an annual facility fee, currently 15 basis points, based on its credit rating. Borrowings under the new revolving credit facility bear interest similar to the term loan borrowings under the Credit Agreement except the London Interbank Offering Rate (LIBOR) spread is currently 110 basis points, based on Federated's credit rating. As of December 31, 2011, the entire $200 million revolving credit facility was available for borrowings.